Vanguard International Growth Fund Summary Prospectus

December 28, 2009

Investor and Admiral™ Shares

Vanguard International Growth Fund Investor Shares (VWIGX)

Vanguard International Growth Fund Admiral Shares (VWILX)

The Fund’s statutory Prospectus and Statement of Additional Information dated December 28, 2009, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	2%[1]	2%[1]
Account Service Fee (for fund account balances below $10,000)	$20/year	None

1 The 2% fee applies only if you redeem shares within two months of purchase by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.47%	0.29%
12b-1 Distribution Fee	None	None
Other Expenses	0.06%	0.05%
Total Annual Fund Operating Expenses	0.53%	0.34%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$54	$170	$296	$665
Admiral Shares	$35	$109	$191	$431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America. In selecting stocks, the Fund’s advisors evaluate foreign markets around the world and choose large-, mid-, and small-capitalization companies considered to have above-average growth potential. The Fund uses multiple investment advisors.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2009, was 35.90%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.68% (quarter ended December 31, 1999), and the lowest return for a quarter was –23.22% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2008
	1 Year	5 Years	10 Years
Vanguard International Growth Fund Investor Shares
Return Before Taxes	–44.94%	1.93%	1.31%
Return After Taxes on Distributions	–45.85	0.60	0.20
Return After Taxes on Distributions and Sale of Fund Shares	–28.05	1.75	0.99
Vanguard International Growth Fund Admiral Shares[1]
Return Before Taxes	–44.83%	2.13%	—%
MSCI EAFE Index
(reflects no deductions for fees, expenses, or taxes)	–43.38%	1.66%	0.80%

1 From the inception date of the Fund’s Admiral Shares on August 13, 2001, through December 31, 2008, the average annual total returns were 2.50% for the Admiral Shares and 2.47% for the MSCI EAFE Index.

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

Baillie Gifford Overseas Ltd.

M&G Investment Management Limited

Schroder Investment Management North America Inc.

Portfolio Managers

James K. Anderson, Chief Investment Officer, Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed a portion of the Fund since 2003.

Greg Aldridge, Portfolio Manager at M&G. He has co-managed a portion of the Fund since 2008.

Graham French, Portfolio Manager at M&G. He has co-managed a portion of the Fund since 2008.

Virginie Maisonneuve, CFA, Head of Schroders’ Global and International Equities. She has co-managed a portion of the Fund since 2005.

Simon Webber, CFA, Fund Manager and Global Sector Specialist of Schroders’ Global and International Equities. He has co-managed a portion of the Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1100, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$100,000
To add to an existing account	$100 by check, exchange, wire, $100 by check, exchange, wire,
	or electronic bank transfer	or electronic bank transfer
	(other than Automatic	(other than Automatic
	Investment Plan, which	Investment Plan, which
has no established minimum). has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard International Growth Fund Investor Shares—Fund Number 81 Vanguard International Growth Fund Admiral Shares—Fund Number 581

CFA® is a trademark owned by CFA Institute.

©2009 The Vanguard Group, Inc. All rights reserved Vanguard Marketing Corporation, Distributor

SP81 122009